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                      Filed Pursuant to Rule 497(e) as amended by Regulation S-T
                                                     File Nos. 811-6229;33-37783

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                             THE GOVETT FUNDS, INC.

                       SUPPLEMENT DATED JANUARY 15, 1997
                     TO THE PROSPECTUS DATED APRIL 24, 1996
                       AS SUPPLEMENTED SEPTEMBER 30, 1996

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     Gareth Watts, a director and senior portfolio manager at John Govett & Co.
Limited ("John Govett"), investment manager for The Govett Funds, Inc., has assumed responsibility for managing the Govett Smaller Companies Fund (the "Fund"). The Fund had been managed by Berkeley Capital Management pursuant to a subadvisory agreement with John Govett. That agreement will terminate March 10, 1997.

     Since joining the firm in 1988, Mr. Watts has been responsible for managing all of John Govett's offshore funds investing in United States equities and has been the portfolio manager for the Govett International Equity Fund since its inception in 1992. Mr. Watts graduated in statistics from the University of Wales. He worked for the firm of Legal and General as a U.S. Fund Manager for five years before moving to Morgan Grenfell in 1983, where he managed both North American and international funds. In 1986 he joined Scrimgeour Vickers Asset Management as a Senior Fund Manager in charge of all overseas assets.

     Peter Kysel will take over for Mr. Watts as portfolio manager of the Govett International Equity Fund. Mr. Kysel is also a director of John Govett and is a senior member of its international fund management team which is involved in managing the International Equity Fund. He graduated from Prague University in business economics and politics. Prior to joining John Govett as a fund manager and director in 1994, he was managing director of the Investment Banking Division at Komercni Banka AS in Prague. He has also served as Director of International Investments for Lloyds Merchant Bank Ltd in London and as a Director of Touche Remnant Holdings' trust unit.